CERTIFICATIONS PURSUANT TO
                  18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     The undersigned executive officers of the Registrant hereby certify that this Annual Report on Form 10-K for the year ended March 31, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                             By: /s/ John D. Doherty
                                 -----------------------------------------------
                                 John D. Doherty
                                 Chairman, President and Chief Executive Officer



                             By: /s/ Michael K. Devlin
                                 -----------------------------------------------
                                 Michael K. Devlin
                                 Senior Vice President, Treasurer
                                 and Chief Financial Officer



Date:  June 25, 2004